UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 30, 2013
Date of Report (Date of earliest event reported)

CCOM Group, Inc.
(Exact name of Registrant as Specified in Charter)

NEW YORK	1-6663	11-2037182
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 WAGARAW ROAD, HAWTHORNE, NEW JERSEY	07506
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: 973-427-8224

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

CCOM Group, Inc. (the “Company”) on April 30, 2013 repaid with interest a $500,000 loan that Michael Goldman made to the Company on February 1, 2013. On May 1, 2013, Mr. Goldman loaned $500,000 to the Company for the period to end on August 2, 2013 at an interest rate of 4% per annum (the "Goldman Loan"). The Company executed a promissory note to Mr. Goldman for the loan made on May 1, 2013 in the form attached as an exhibit. Michael Goldman is the Chairman of the Board and Chief Executive Officer of the Company.

A $500,000 increase in the Borrowing Base that KeyBank National Association (“KeyBank”) made on February 1, 2013 expired on April 30, 2013. On May 1, 2013, KeyBank again increased the Borrowing Base by $500,000 for the approximate period of the Goldman Loan. Both increases to the Borrowing Base were made pursuant to the Third Amendment (the “Third Amendment”) dated as of December 7, 2012 to the Credit and Security Agreement dated as of October 18, 2011, as amended to date, by and among KeyBank, the Company and certain other subsidiaries of the Company, that provides for KeyBank to make up to $500,000 in additional loans to the Company to match loans in the same aggregate amount that one or more Investor Subordinated Creditors (as defined) elect to make.

References in this report to the Third Amendment and the promissory notes are qualified in their entirety by the full text of the Third Amendment and the promissory notes, copies of which are attached to this report as exhibits or are incorporated to this report as exhibits. The exhibits are incorporated into this Item 1.01 by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth in Item 1.01 is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

10.01
Credit and Security Agreement dated October 18, 2011 by and among CCOM Group, Inc. (formerly, Colonial Commercial Corp.), Universal Supply Group, Inc., The RAL Supply Group, Inc. S&A Supply, Inc. and KeyBank National Association (“Credit Security Agreement”); incorporated herein by reference from Exhibit 10.01 to the Company's Form 8-K filed on October 19, 2011.

10.02	First Amendment to the Credit Security Agreement, dated as of May 17, 2012; incorporated herein by reference from Exhibit 10.02 to the Company's Form 8-K filed on May 23, 2012.

10.03	Form of Second Amendment to the Credit Security Agreement, dated as of October 24, 2012; incorporated herein by reference from Exhibit 10.03 to the Company's Form 8-K filed on October 30, 2012.

10.04	Form of Third Amendment to the Credit Security Agreement, dated as of December 7, 2012, incorporated herein by reference from Exhibit 10.03 to the Company's Form 8-K filed on December 13, 2012.

10.05	Form of Fourth Amendment to the Credit Security Agreement, dated as of March 25, 2013, incorporated herein by reference from Exhibit 10.05(e) to the Company's Form 10-K filed on March 29, 2013.

10.06	Form of Promissory Note dated December 10, 2012 between CCOM Group, Inc. and Michael Goldman, incorporated herein by reference from Exhibit 10.10 to the Company's Form 8-K filed on December 13, 2012.

10.07	Form of Promissory Note dated February 1, 2013 between CCOM Group, Inc. and Michael Goldman, incorporated herein by reference from Exhibit 10.06 to the Company's Form 8-K filed on January 7, 2013.

10.08	Form of Promissory Note dated May 1, 2013 between CCOM Group, Inc. and Michael Goldman, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CCOM GROUP, INC.
(Registrant)

Date: May 6, 2013	/s/ William Salek William Salek Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.01
Credit and Security Agreement dated October 18, 2011 by and among CCOM Group, Inc. (formerly, Colonial Commercial Corp.), Universal Supply Group, Inc., The RAL Supply Group, Inc. S&A Supply, Inc. and KeyBank National Association (“Credit Security Agreement”); incorporated herein by reference from Exhibit 10.01 to the Company's Form 8-K filed on October 19, 2011.

10.02	First Amendment to the Credit Security Agreement, dated as of May 17, 2012; incorporated herein by reference from Exhibit 10.02 to the Company's Form 8-K filed on May 23, 2012.

10.03	Form of Second Amendment to the Credit Security Agreement, dated as of October 24, 2012; incorporated herein by reference from Exhibit 10.03 to the Company's Form 8-K filed on October 30, 2012.

10.04	Form of Third Amendment to the Credit Security Agreement, dated as of December 7, 2012, incorporated herein by reference from Exhibit 10.03 to the Company's Form 8-K filed on December 13, 2012.

10.05	Form of Fourth Amendment to the Credit Security Agreement, dated as of March 25, 2013, incorporated herein by reference from Exhibit 10.05(e) to the Company's Form 10-K filed on March 29, 2013.

10.06	Form of Promissory Note dated December 10, 2012 between CCOM Group, Inc. and Michael Goldman, incorporated herein by reference from Exhibit 10.10 to the Company's Form 8-K filed on December 13, 2012.

10.07	Form of Promissory Note dated February 1, 2013 between CCOM Group, Inc. and Michael Goldman, incorporated herein by reference from Exhibit 10.06 to the Company's Form 8-K filed on January 7, 2013.

10.08	Form of Promissory Note dated May 1, 2013 between CCOM Group, Inc. and Michael Goldman, filed herewith.